BERWYN CORNERSTONE FUND SERIES
                               OF THE BERWYN FUNDS

                       SUPPLEMENT DATED DECEMBER 10, 2007
                       TO THE PROSPECTUS DATED MAY 1, 2007


This Supplement updates certain information about the Berwyn Cornerstone Fund Series which is contained in The Berwyn Funds Prospectus dated May 1, 2007. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling us at 1.800.992.6757.

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In the Prospectus, the following paragraph replaces the existing paragraph under the sub-heading "Principal Investment Strategies" on page 23:

      The Fund intends to achieve its objective through investments in equity and fixed income securities, such as common stocks, preferred stocks and corporate bonds, that offer potential for long-term capital appreciation. The Fund invests in securities that the
      Advisor believes are undervalued. The Advisor determines the percentage of each type of security to hold based upon the prevailing economic and market conditions. Normally, the Fund will invest primarily in equity securities, the majority of which will be issued by large-capitalization and/or mid-capitalization companies (those with market capitalizations greater than the smallest capitalization company included in the S&P MidCap 400 Index at the time the security is purchased). The Advisor has the discretion to invest up to 100% of the Fund's net assets in common stocks, preferred stocks, or corporate bonds. The Advisor may invest in fixed income securities with any credit rating or maturity date. If the Advisor decides it is appropriate, the Advisor may invest all or a portion of the Fund's assets in lower rated, high yield, high risk bonds, known as "junk bonds." The Advisor will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long term capital appreciation or during periods of stock market adversity. The Fund will invest primarily in securities issued by domestic entities.